4. SHARE EXCHANGE AGREEMENT (Tables)	7 Months Ended
Dec. 31, 2013
Share Exchange Agreement
Estimated fair value assets acquired and liabilities

The following table summarizes the estimated fair values of the Company’s assets acquired and liabilities assumed by the existing ASC business as on August 14, 2013:

Cash	$1,790
Accounts receivable	8,370
Accounts payable	(20,823)
The fair value of the company’s net liabilities at the August 14, 2013 recapitalization	$(10,663)